RiverPark Funds Trust

RiverPark Small Cap Growth Fund

Supplement dated January 15, 2013 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated January 30, 2012.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Liquidation of RiverPark Small Cap Growth Fund (“Fund”)

After careful consideration, the Board of Trustees of the RiverPark Funds Trust (the “Trust”) determined that it was in the best interests of the Fund and the shareholders to close the Fund and liquidate its portfolio at the earliest practicable date.

Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders, including reinvestment of dividends. The Fund is expected to cease operations and liquidate on or about January 25, 2013 (the “Liquidation Date”). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the prospectus under “Purchase and Sale of Fund Shares” and “How to Redeem Shares”.  If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the liquidating Fund on January 25, 2013 will not be charged any transaction fees by the Fund. The net asset value of the Fund will reflect the costs of closing the Fund.

In anticipation of the Fund’s liquidation, effective immediately, the Fund may be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Whether you sell your shares or are automatically redeemed on January 25, 2013, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares.